UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 22, 2005

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

22026 20th Avenue S.E., Bothell, Washington 98021
(Address of principal executive offices)

(425) 487-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                     Other Events.

Sonus Pharmaceuticals, Inc. (“Sonus”) and Schering AG (“Schering”) announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to the Collaboration and License Agreement entered into by the parties on October 17, 2005 (the “License Agreement”) expired on December 22, 2005.  The License Agreement, among other things, grants Schering an exclusive, worldwide license to Sonus’ TOCOSOL® Paclitaxel anti-cancer product and was conditioned upon receiving Hart-Scott-Rodino regulatory clearance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: December 28, 2005	By:	/s/ Alan Fuhrman
Alan Fuhrman
Senior Vice President and Chief Financial Officer